Exhibit 10.1

[Execution]

AMENDMENT NO. 4 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment No. 4”), dated as of June 26, 2006, by and among J. Crew Operating Corp., a Delaware corporation (“Operating”), J. Crew Inc., a New Jersey corporation (“J. Crew”), Grace Holmes, Inc., a Delaware corporation doing business as J. Crew Retail (“Retail”), H.F.D. No. 55, Inc., a Delaware corporation doing business as J. Crew Factory (“Factory”, and together with J. Crew, Retail and Operating, each individually a “Borrower” and collectively, “Borrowers”), J. Crew Group, Inc., a Delaware corporation (“Parent”), Madewell Inc., a Delaware corporation (“Madewell”) and J. Crew International, Inc., a Delaware corporation (“JCI”, and together with Parent and Madewell, each individually a “Guarantor” and collectively, “Guarantors”), the parties from time to time to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”) and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, a national banking association, in its capacity as administrative agent and collateral agent for Lenders pursuant to the Loan Agreement (in such capacity, “Agent”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated December 23, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of October 10, 2005, Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of May 15, 2006 and Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of May 15, 2006 (as the same is amended and supplemented hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the “Financing Agreements”);

WHEREAS, Parent intends to effect a 1.935798 for 1 split of its common stock, in the form of a stock dividend, to each holder of common stock of Parent (the “Parent Stock Split” as hereinafter further defined);

WHEREAS, Parent intends to issue shares of common stock of Parent to the public (the “Public Offering” as hereinafter further defined);

WHEREAS, TPG Partners II, L.P., TPG Parallel II, L.P. and TPG Investors II, L.P. (collectively, “TPG”) have agreed to purchase shares of common stock of Parent with an aggregate purchase price equal to approximately $73,500,000 (the “TPG Stock Purchase” as hereinafter further defined) to be paid for with the Series A Preferred Stock (as hereinafter defined) owned by TPG;

WHEREAS, TPG, TPG 1999 Equity II, L.P. (“TPG 1999”) and Parent intend to enter into a Registration Rights Agreement (the “TPG Registration Rights Agreement” as hereinafter further defined);

WHEREAS, Parent intends to pay all accrued dividends and redeem all of the liquidation preference under its Series A Preferred Stock (as hereinafter defined) and its Series B Preferred Stock (as hereinafter defined) for an aggregate purchase price not to exceed $435,000,000, using a portion of the net proceeds of the Public Offering and the Public Offering Over-Allotment, additional loans under the Term Loan Credit Facility (“Incremental Term Loans” as hereinafter further defined), the purchase price for the TPG Stock Purchase and other funds available to Parent or Operating for such purpose to the extent not prohibited under the Financing Agreements;

WHEREAS, TPG-MD Investment, LLC, an entity controlled by TPG or its affiliates and Millard S. Drexler (“TPG-MD” as hereinafter further defined), has agreed to convert the 5.0% Notes (as hereinafter defined) to common stock of Parent in the amount of $3.52 per share, subject to certain dilution adjustments;

WHEREAS, in connection with the transactions described above, Borrowers and Guarantors have requested that Agent and Lenders consent thereto and agree to certain amendments to the Financing Agreements; and

WHEREAS, Agent and Lenders are willing to so consent and agree to such amendments to the extent, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions.

1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

    (a) “Amendment No. 4” shall mean this Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of June 26, 2006, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

    (b) “5.0% Note Conversion” shall mean the conversion by TPG-MD of the 5.0% Notes to Capital Stock of Parent in the amount of $3.52 of principal of the Indebtedness evidenced by such notes, subject to certain dilution adjustments, for each share of common stock of Parent pursuant to the 5.0% Note Conversion Documents.

    (c) “5.0% Note Conversion Documents” shall mean, collectively, the Credit Agreement, dated as of February 4, 2003, by and among TPG-MD, as lender, Operating, as borrower, and Parent, J. Crew, Retail, Factory and JCI, as guarantors, as amended by Amendment No. 1 to Credit Agreement dated as of November 21, 2004, and all other agreements, documents and instruments related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (d) “5.0% Note Conversion Effective Date” shall mean the date on which the 5.0% Note Conversion has been consummated.

    (e) “5.0% Notes” shall mean, collectively, the 5.0% Notes Payable due 2008 issued by Operating payable to TPG-MD in the aggregate original principal amount of $20,000,000, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (f) “Incremental Term Loans” shall mean the term loans made to Operating pursuant to the exercise by Operating of the option to establish new term loan commitments, in an aggregate amount not in excess of $100,000,000, under and in accordance with the provisions of, the Term Loan Agreement.

    (g) “Parent Stock Split” shall mean the 1.935798 for 1 split of common stock by Parent, in the form of a stock dividend, to each holder of common stock, consummated on or before the Public Offering Closing Date.

    (h) “Preferred Stock” shall mean, collectively, the Series A Preferred Stock and the Series B Preferred Stock.

    (i) “Preferred Stock Paying Agent” shall mean the Person acting as paying agent pursuant to the Preferred Stock Redemption Documents.

    (j) “Preferred Stock Redemption Date” shall mean the date on which the transactions contemplated by the Preferred Stock Redemption Documents have been consummated, and all outstanding Preferred Stock shall have been redeemed and/or cancelled.

    (k) “Preferred Stock Redemption Documents” shall mean, collectively, the notices of redemption to be issued in connection with the payment of accrued dividends and the redemption of the liquidation preference under the Preferred Stock, and all other agreements, documents and instruments related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (l) “Public Offering” shall mean the issuance and sale by Parent of shares of its common stock to the public pursuant to the Public Offering Documents.

    (m) “Public Offering Closing Date” shall mean the date on which the Public Offering closes, but in no event after July 28, 2006.

    (n) “Public Offering Documents” shall mean, collectively, the Form S-1 Registration Statement filed with the Securities and Exchange Commission on August 17, 2005, the Amendment No. 1 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on September 23, 2005, the Amendment No. 2 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on October 11, 2005, the Amendment No. 3 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on October 31, 2005, the Amendment No. 4 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on December 22, 2005, the Amendment No. 5 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on May 17, 2006, the Amendment No. 6 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on June 13, 2006, the Amendment No. 7 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on June 13, 2006, the Amendment No. 8 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on June 21, 2006 and the other agreements, documents and instruments executed and delivered in connection therewith.

    (o) “Public Offering Over-Allotment” shall mean the issuance and sale by Parent of additional shares of its common stock pursuant to the Public Offering Documents as in effect on the date hereof, within thirty (30) days of the date of the underwriting agreement to be entered into among Parent and the several underwriters named therein in connection with the Public Offering.

    (p) “Series A Preferred Stock” shall mean the 14  1/2% Cumulative Preferred Stock issued by Parent with an approximate $92,800,000 liquidation value.

    (q) “Series B Preferred Stock” shall mean the 14  1/2% Cumulative Redeemable Preferred Stock issued by Parent with a $32,500,000 liquidation value.

    (r) “TPG-MD” shall mean TPG-MD Investment, LLC, a Delaware limited liability company, and its successors and assigns.

    (s) “TPG Registration Rights Agreement” shall mean the Registration Rights Agreement, to be dated the Public Offering Closing Date, by and between TPG, TPG 1999 and Parent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (t) “TPG Stock Purchase” shall mean the purchase by TPG of common stock of Parent with an aggregate purchase price equal to approximately $73,500,000.

    (u) “TPG Stock Purchase Documents” shall mean, collectively, the Purchase Agreement, dated August 16, 2003, by and among Parent and TPG and all other agreements, documents and instruments related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (v) “Transactions” shall have the meaning set forth in Section 2.1 hereof.

1.2 Amendment to Definitions.

    (a) As of the date hereof, all references to the term “Agreement” in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the Loan Agreement as such term is defined herein.

    (b) As of the date hereof, all references to the term “Financing Agreements” in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 4, and all other agreements documents and instruments at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of Agent, any Lender or any other person in connection with the Obligations.

    (c) As of the date hereof, all references to the term “Term Loan Collateral Account” in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the investment account which is a restricted account maintained by Operating with Term Loan Agent, an affiliate of Term Loan Agent or at a financial institution otherwise designated by Term Loan Agent into which Parent or Operating shall have deposited (1) proceeds of Incremental Term Loans under the Term Loan Credit Facility and proceeds of the Public Offering and, to the extent that the closing of the Public Offering Over-Allotment is consummated on the Public Offering Closing Date, proceeds of the Public Offering Over-Allotment in an aggregate amount which, together with other funds available to Parent or Operating for such purpose to the extent not prohibited under the Financing Agreements, is not less than the amount necessary to pay all accrued dividends and the redemption of all of the liquidation preference on all Preferred Stock that shall remain outstanding immediately following the Public Offering Closing Date (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase), and (2) such amounts to be utilized for such purposes as expressly permitted under the Term Loan Intercreditor Agreement; and which investment account is established and used solely for the purpose of holding such proceeds and such other amounts and at all times shall be subject to the first priority perfected security interest of Term Loan Agent.

1.3 Interpretation. For purposes of this Amendment No. 4, all terms used herein, including those terms used or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

Section 2. Consents.

2.1 Consent to Transactions. Subject to the terms and conditions contained herein, Agent and Lenders hereby consent to the following (collectively, the “Transactions” and individually a “Transaction”):

    (a) the 5.0% Note Conversion;

    (b) the Parent Stock Split;

    (c) the execution and delivery by Parent of the TPG Registration Rights Agreement and the performance by Parent of its obligations thereunder;

    (d) the issuance and sale by Parent of its Capital Stock in the Public Offering and Public Offering Over-Allotment pursuant to the Public Offering Documents;

    (e) the payment of all accrued dividends and the redemption of all of the liquidation preference under the Preferred Stock by Parent on the Preferred Stock Redemption Date (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) pursuant to the Preferred Stock Redemption Documents, using a portion of the Net Cash Proceeds of the Public Offering and the Public Offering Over-Allotment, Incremental Term Loans under the Term Loan Credit Facility and other funds available to Parent or Operating for such purpose;

    (f) the TPG Stock Purchase on the Preferred Stock Redemption Date pursuant to the TPG Stock Purchase Documents with payment for the purchase of common stock of Parent made by TPG by delivery of Series A Preferred Stock having an aggregate liquidation value equal to the purchase price of the common stock so purchased; and

    (g) as of the Public Offering Closing Date, the deposit in the Term Loan Collateral Account by Parent or Operating of the Net Cash Proceeds from (1) the Public Offering, (2) to the extent that the closing of the Public Offering Over-Allotment is consummated on the Public Offering Closing Date, the Public Offering Over-Allotment, (3) Incremental Term Loans under the Term Loan Credit Facility and (4) other funds available to Parent or Operating for redemption of any Preferred Stock (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) to the extent not prohibited hereunder or under the other Financing Agreements, provided, that, the aggregate amount deposited into the Term Loan Collateral Account on the Public Offering Closing Date shall be equal to the amount necessary to prepay or redeem any Preferred Stock that shall remain outstanding immediately following the Public Offering Closing Date (after giving effect to the TPG Stock Purchase); and

    (h) in the event that any funds remain in the Term Loan Collateral Account on the date that is forty-five (45) days after the Public Offering Closing Date that have not been transferred to the Preferred Stock Paying Agent to prepay or redeem such Preferred Stock, the prepayment of principal of the Indebtedness under the Term Loan Documents with such funds or the payment of such funds to Operating.

2.2 Limitations. Nothing contained in Section 2.1 shall be construed to waive, modify or limit any of the representations, warranties and covenants with respect to any of the Transactions to the extent set forth in this Amendment No. 4.

Section 3. Amendments to Loan Agreement.

3.1 Indebtedness. As of the Public Offering Closing Date, Section 9.9(w)(i) of the Loan Agreement is hereby amended by substituting the phrase “three (3) Business Days’” in clause (A) of the proviso therein with “one (1) Business Day’s”.

3.2 Loans, Investments, Etc. As of the Public Offering Closing Date, Section 9.10 of the Loan Agreement is hereby amended by adding the following new subsection (n) at the end thereof:

“(n) an intercompany loan by Operating to Parent on the Public Offering Closing Date with all or a portion of the Net Cash Proceeds of the Incremental Term Loans received by Operating under the Term Loan Credit Facility on the Public Offering Date;” provided, that, the Indebtedness arising pursuant to such loan shall be evidenced by a promissory note or other instrument, which shall, to the extent required under the terms of the Term Loan Agreement be promptly delivered to Term Loan Agent to hold on behalf of Agent subject to the terms of the Intercreditor Agreement or to Agent, and which note shall be unsecured and subordinated in right of payment to the payment in full in cash of the Obligations pursuant to the terms of such promissory note or an intercompany subordinated agreement that, in any such case, is satisfactory to Agent.”

3.3 Restricted Payments. As of the Public Offering Closing Date, Section 9.11 of the Loan Agreement is hereby amended by adding the following new subsection (k) at the end thereof:

“(k) Operating may, on the Public Offering Closing Date, declare and pay a dividend to Parent using all or a portion of the Net Cash Proceeds received by Operating in respect of the Incremental Term Loans under the Term Loan Credit Facility; provided, that, all of the proceeds thereof shall be used by Parent (i) for the payment of accrued dividends and the redemption of the Preferred Stock pursuant to the Preferred Stock Redemption Documents to the extent permitted hereunder, (ii) for payment of fees, premiums and expenses incurred in connection with the Transactions and/or (iii) to prepay Indebtedness under the Term Loan Documents after the transfer of proceeds to the Preferred Stock Paying Agent by Parent in an amount sufficient to redeem all of the outstanding Preferred Stock (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) pursuant to the Preferred Stock Redemption Documents.”

3.4 Capital Expenditures. As of the consummation of the 5.0% Note Conversion, the transfer of proceeds to the Preferred Stock Paying Agent by Parent in an amount sufficient to redeem all of the outstanding Preferred Stock (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) pursuant to the Preferred Stock Redemption Documents, Section 9.19 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

        “9.19 Capital Expenditures.

(a) Subject to the terms of Section 9.19(b) below, Borrowers and Guarantors shall not permit the aggregate amount of all Capital Expenditures of Borrowers and Guarantors during each period set forth on Schedule 9.19 hereto to exceed the amounts set forth on Schedule 9.19 hereto with respect to such period.

(b) To the extent that the actual amount of Capital Expenditures in any period set forth on Schedule 9.19 hereto shall be less than the amount otherwise permitted hereunder for such period, Capital Expenditures may be made in the immediately subsequent period in the amount of such excess (but in no event more than 50% of the amount for such previous period), in addition to the amount otherwise permitted hereunder for such subsequent period.”

3.5 Schedule. As of the consummation of the 5.0% Note Conversion, the Public Offering and the transfer of proceeds to the Preferred Stock Paying Agent by Parent in an amount sufficient to redeem all of the outstanding Preferred Stock (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) pursuant to the Preferred Stock Redemption Documents, the Loan Agreement is hereby amended by adding a new Schedule 9.19, in the form of Exhibit A hereto.

Section 4. Additional Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

4.1 Due Execution; Non-Contravention.

    (a) As of the date hereof, this Amendment No. 4 has been duly executed and delivered by all necessary action on the part of Borrowers and Guarantors and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms.

    (b) As of the Public Offering Closing Date, the execution, delivery and performance of the Public Offering Documents, the 5% Note Conversion Documents, the TPG Registration Rights Agreement and all other agreements in connection with the Transactions and all of the Transactions (i) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers, (ii) have been duly authorized, (iii) to Borrowers’ and Guarantors’ knowledge, are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate of incorporation, certificate of formation, by-laws, membership agreement or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound and (iv) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor.

4.2 Public Offering. As of the Public Offering Closing Date, Borrowers shall deliver, or cause to be delivered to Agent, true, correct and complete copies of the agreements and documents issued or entered into by Borrowers and Guarantors in connection with the Public Offering (other than agreements and documents in connection with the Public Offering Over-Allotment). As of the closing date of the Public Offering Over-Allotment, Borrowers shall deliver, or cause to be delivered to Agent, true, correct and complete copies of the agreements and documents issued or entered into by Borrowers and Guarantors in connection with the Public Offering Over-Allotment. The Net Cash Proceeds of the Public Offering shall first be used for the redemption of the Preferred Stock pursuant to the Preferred Stock Redemption Documents on the Preferred Stock Redemption Date. Any Net Cash Proceeds of the Public Offering or the Public Offering Over-Allotment in excess of the amounts required for the foregoing shall be paid to Operating or applied to a mandatory prepayment of principal of the Indebtedness under the Term Loan Agreement.

4.3 Redemption of Preferred Stock. As of the Public Offering Closing Date, Parent has executed and delivered, or caused to be executed and delivered, a notice of redemption and any other documents that may be required under the terms of the Preferred Stock and taken such other actions as may be required thereunder in order for the Preferred Stock to be redeemed on the Preferred Stock Redemption Date pursuant to the Preferred Stock Redemption Documents. As of the Preferred Stock Redemption Date:

    (a) The Preferred Stock Redemption Documents and the transactions contemplated thereunder shall have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto on or prior to the Preferred Stock Redemption Date, using a portion of the Net Cash Proceeds of the Public Offering and the Public Offering Over-Allotment, Incremental Term Loans under the Term Loan Credit Facility, the purchase price for the TPG Stock Purchase and other funds available to Parent or Operating for such purpose, which shall not exceed $435,000,000 in the aggregate, including the fulfillment of all conditions precedent set forth therein and after giving effect thereto, Parent shall have redeemed all of the liquidation preference under the outstanding Preferred Stock, having an approximate liquidation value of $125,300,000 (before giving effect to the TPG Stock Purchase), and shall have previously paid all accrued and unpaid dividends thereon, and all obligations and liabilities of Parent or any of the other Borrowers and Guarantors in respect thereof shall have been satisfied and performed and all of the Preferred Stock has been cancelled.

    (b) All actions and proceedings required by the Preferred Stock Redemption Documents, applicable law and regulation shall have been taken and the transactions required thereunder had been duly and validly taken and consummated.

    (c) No court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Preferred Stock Redemption Documents and no governmental action or proceeding shall have been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Preferred Stock Redemption Documents.

    (d) Borrowers shall have delivered, or caused to be delivered, to Agent, true, correct and complete copies of the Preferred Stock Redemption Documents, and Agent shall have received evidence, in form and substance satisfactory to Agent, that all of the shares of the Preferred Stock have been redeemed and cancelled.

4.4 5.0% Note Conversion. As of the 5.0% Note Conversion Effective Date:

    (a) The 5.0% Note Conversion Documents and the transactions contemplated thereunder shall have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto, including the fulfillment of all conditions precedent set forth therein and after giving effect thereto, all of the outstanding 5.0% Notes shall have been exchanged for common stock of Parent and the Indebtedness and other obligations and liabilities of Operating or any of the other Borrowers and Guarantors in respect thereof shall have been satisfied and performed and all of the 5.0% Notes shall have been cancelled. No amounts shall have been paid by Operating or any of the other Borrowers or Guarantors in exchange for the 5.0% Notes.

    (b) All actions and proceedings required by the 5.0% Note Conversion Documents, applicable law and regulation shall have been taken and the transactions required thereunder shall have been duly and validly taken and consummated.

    (c) No court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the 5.0% Note Conversion Documents and no governmental action or proceeding shall have been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the 5.0% Note Conversion Documents.

    (d) Borrowers shall have delivered, or caused to be delivered, to Agent, true, correct and complete copies of the 5.0% Note Conversion Documents.

4.5 TPG Stock Purchase. As of the date on which funds sufficient to redeem all of the then outstanding Preferred Stock (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) are transferred to the Preferred Stock Paying Agent by Parent:

    (a) The TPG Stock Purchase Documents and the transactions contemplated thereunder shall have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto, including the fulfillment of all conditions precedent set forth therein and after giving effect thereto, TPG shall have acquired common stock of Parent having an aggregate purchase price equal to approximately $73,500,000 in exchange for the delivery of Series A Preferred Stock of TPG having an aggregate liquidation value equal to the purchase price of such shares of common stock.

    (b) All actions and proceedings required by the TPG Stock Purchase Documents, applicable law and regulation shall have been taken and the transactions required thereunder shall have been duly and validly taken and consummated.

    (c) No court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the TPG Stock Purchase Documents and no governmental action or proceeding shall have been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the TPG Stock Purchase Documents.

    (d) Borrowers shall have delivered, or caused to be delivered, to Agent, true, correct and complete copies of the TPG Stock Purchase Documents.

4.6 9¾% Notes. All of the 9¾% of Notes have been redeemed and there are no obligations (contingent or otherwise) outstanding in connection therewith.

4.7 Control Agreement. Each Borrower and Guarantor shall use its best efforts to provide Agent as soon as practicable Deposit Account Control Agreements and Investment Property Control Agreements for each of the deposit accounts and investment accounts of such Borrower and Guarantor, duly authorized, executed and delivered by the applicable Borrower or Guarantor and depository bank, securities intermediary or other institution.

Section 5. Conditions.

5.1 General. Subject to Sections 5.2, 5.3, 5.4 and 5.5 hereof, the effectiveness of each of the consents and amendments set forth in this Amendment No. 4 shall be subject to the satisfaction of each of the following conditions:

    (a) Agent shall have received an original of this Amendment No. 4, duly authorized, executed and delivered by Borrowers and Guarantors;

    (b) Agent shall have received all consents of Lenders required for the consents and amendments provided for herein;

    (c) Agent shall have received evidence, in form and substance satisfactory to Agent, that Borrowers and Guarantors have obtained all necessary consents and approvals to the execution, delivery and performance of this Amendment No. 4 and to the Transactions, which are and shall remain in full force and effect; and

    (d) after giving effect to each of the consents and amendments set forth herein, no Default or Event of Default shall exist or have occurred.

5.2 5.0% Note Conversion. The effectiveness of the consent set forth in Section 2.1(a) hereof shall be subject to the satisfaction of each of the following conditions:

    (a) each of the conditions set forth in Section 5.1 hereof shall have been and shall be satisfied;

    (b) Agent shall have received, in form and substance satisfactory to Agent, evidence that the 5.0% Note Conversion Documents have been duly authorized, executed and delivered by the parties thereto in accordance with their terms and the 5.0% Notes have been converted to common stock of Parent and cancelled;

    (c) Agent shall have received the 5.0% Note Conversion Documents, which shall be in form and substance satisfactory to Agent; and

    (d) each of the conditions set forth in this Section 5.2 hereof shall have been satisfied on or before July 28, 2006.

5.3 Parent Stock Split. The effectiveness of the consent set forth in Section 2.1(b) shall be subject to the satisfaction of each of the following conditions:

    (a) each of the conditions set forth in Section 5.1 hereof shall have been and shall be satisfied;

    (b) Agent shall have received, in form and substance satisfactory to Agent, evidence that the Parent Stock Split has been consummated;

    (c) each of the conditions set forth in this Section 5.3 hereof shall have been satisfied on or before July 28, 2006.

5.4 TPG Registration Rights Agreement. The effectiveness of the consent set forth in Section 2.1(c) shall be subject to the satisfaction of each of the following conditions:

    (a) each of the conditions set forth in Section 5.1 hereof shall have been and shall be satisfied;

    (b) Agent shall have received the TPG Registration Rights Agreement, which shall be in form and substance satisfactory to Agent, duly authorized, executed and delivered by the parties thereto; and

    (c) each of the conditions set forth in this Section 5.4 hereof shall have been satisfied on or before July 28, 2006.

5.5 Public Offering; Term Loan Collateral Account; Public Offering Over-Allotment. The effectiveness of the consents set forth in Sections 2.1(d), 2.1(g) and 2.1(h) shall be subject to the satisfaction of each of the following conditions:

    (a) each of the conditions set forth in Sections 5.1, 5.2, 5.3 and 5.4 hereof shall have been and shall be satisfied;

    (b) the aggregate Excess Availability of Borrowers as determined by Agent, as of the consummation of the 5.0% Note Conversion, the Public Offering and the transfer of proceeds to the Preferred Stock Paying Agent by Parent in an amount sufficient to redeem all of the outstanding Preferred Stock (other than a portion of Series A Preferred Stock to be delivered as the payment for the purchase of common stock of Parent in connection with the TPG Stock Purchase) pursuant to the Preferred Stock Redemption Documents, shall be not less than $35,000,000 after giving effect to each of the 5.0% Note Conversion, the Public Offering and the transactions contemplated by the Preferred Stock Redemption Documents;

    (c) Agent shall have received, in form and substance satisfactory to Agent, evidence that proceeds of the Public Offering and, to the extent that the closing of the Public Offering Over-Allotment is consummated on the Public Offering Closing Date, the Public Offering Over-Allotment, Incremental Term Loans under the Term Loan Credit Facility and other funds available to Parent or Operating for such purpose to the extent not prohibited hereunder or under the Financing Agreement in an amount not less than the amount necessary to redeem any Preferred Stock that shall remain outstanding immediately following the Public Offering Closing Date (after giving effect to the TPG Stock Purchase), shall have been deposited into the Term Loan Collateral Account or otherwise directed to redeem the Preferred Stock;

    (d) Agent shall have received, in form and substance satisfactory to Agent, evidence that the Public Offering has been consummated and that Parent has received Net Cash Proceeds from the issuance and sale of share of its common stock pursuant to the Public Offering;

    (e) Agent shall have received each of the Public Offering Documents, which shall each be in form and substance satisfactory to Agent;

    (f) each of the conditions set forth in this Section 5.5 shall have been satisfied by no later than July 28, 2006.

5.6 Preferred Stock Redemption; TPG Stock Purchase. The effectiveness of the consents set forth in Section 2.1(e) and 2.1(f) shall be subject to the satisfaction of each of the following conditions:

    (a) each of the conditions set forth in Sections 5.1, 5.2, 5.3, 5.4 and 5.5 hereof shall have been and shall be satisfied;

    (b) Agent shall have received, in form and substance satisfactory to Agent, evidence that the Preferred Stock Redemption Documents (other than correspondence with holders of Preferred Stock commencing after the date hereof) have been duly authorized, executed and delivered by the parties thereto in accordance with their terms;

    (c) Agent shall have received each of the Preferred Stock Redemption Documents and the TPG Stock Purchase Documents, which shall each be in form and substance satisfactory to Agent; and

    (d) each of the conditions set forth in this Section 5.6 shall have been satisfied by no later than July 28, 2006.

Section 6. Miscellaneous.

6.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. The Loan Agreement and this Amendment No. 4 shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment No. 4 shall control.

6.2 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary, in the reasonable discretion of Agent, to effectuate the provisions and purposes of this Amendment No. 4.

6.3 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York without regard to principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

6.4 Binding Effect. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.5 Counterparts. This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto. Delivery of an executed counterpart of this Amendment No. 4 by telefacsimile or other electronic means shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 4. Any party delivering an executed counterpart of this Amendment No. 4 by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Amendment No. 4, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 4 as to such party or any other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the date and year first above written.

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC. d/b/a J. CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY
J. CREW GROUP, INC.
MADEWELL INC.

By:	/s/ James S. Scully
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Lamberti

Name: Nicholas P. Lamberti
Title: Vice President and Controller

[Signature Page to Amendment No. 4 to Amended and Restated Loan and Security Agreement]

[SIGNATURES CONTINUED FROM PRIOR PAGE]

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation, as Agent and as Lender

By:	/s/ Jason Searle

Title:	Vice President

[Signature Page to Amendment No. 4 to Amended and Restated Loan and Security Agreement]

BANK OF AMERICA N.A.

By:	/s/ Kathleen Dimock

Title:	Managing Director

[Signature Page to Amendment No. 4 to Amended and Restated Loan and Security Agreement]

SIEMEN’S FINANCIAL SERVICES, INC.

By:	/s/ Joseph Gerardi

Title:	Vice President

[Signature Page to Amendment No. 4 to Amended and Restated Loan and Security Agreement]

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Steve Schuitt

Title:	Vice President

[Signature Page to Amendment No. 4 to Amended and Restated Loan and Security Agreement]

LASALLE RETAIL FINANCE, a division of Lasalle Business Credit, as agent for Standard Federal Bank National Association

By:	/s/ Dan O’Rourke

[Signature Page to Amendment No. 4 to Amended and Restated Loan and Security Agreement]

EXHIBIT A TO

AMENDMENT NO.4 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Schedule 9.19

Capital Expenditures

Applicable Period	Capital Expenditures
Fiscal Year ending January 31, 2007	$70,000,000
Fiscal Year ending January 31, 2008	$80,000,000
Fiscal Year ending January 31, 2009	$90,000,000
Fiscal Year ending January 31, 2010	$100,000,000